Effective immediately, the table in the sub-section entitled “Example” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$557	$730	$919	$1,463
Class B Shares assuming
redemption at end of period	$562	$802	$1,066	$1,688
no redemption at end of period	$162	$502	$866	$1,688
Class C Shares assuming
redemption at end of period	$262	$502	$866	$1,889
no redemption at end of period	$162	$502	$866	$1,889